UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2021

NEXGEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56066	26-4042544
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2150 Cabot Boulevard West, Suite B Langhorne, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NXGL	The Nasdaq Capital Market LLC
Warrants to Purchase Common Stock	NXGLW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On December 27, 2021 (the “Closing Date”), NexGel Inc., a Delaware corporation (the “Company”), sold an aggregate of 2,585,000 units at a price to the public of $5.50 per unit (the “Offering”), each unit consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a warrant to purchase one share of Common Stock at an exercise price of $5.50 per share (the “Warrants”), pursuant to that certain Underwriting Agreement, dated as of December 21, 2021 (the “Underwriting Agreement”), between the Company and Maxim Group LLC (the “Underwriter”). In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriter a 45-day option to purchase up to 387,750 additional shares of Common Stock, and/or 387,750 additional Warrants, to cover over-allotments in connection with the Offering, which the Underwriter partially exercised to purchase 387,750 Warrants on the Closing Date.

The Common Stock and the Warrants were offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-260897), filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on November 9, 2021, as amended, and the Company’s registration statement on Form S-1MEF (File No. 333-261821), filed by the Company with the SEC under the Securities Act on December 21, 2021, each of which became effective on December 21, 2021.

On the Closing Date, the Company received gross proceeds of approximately $14.2 million, before deducting underwriting discounts and commissions of seven percent (7%) of the gross proceeds and estimated Offering expenses. The Company intends to use the net proceeds from the Offering for general corporate purposes, including marketing and development of their gels, consumer products, NEXDrape and other product initiatives, working capital, operating expenses and capital expenditures. A portion of the net proceeds may also be used to fund potential acquisitions or other strategic investments, although the Company has no present commitments or agreements to enter into any such acquisitions or to make any such investments. The Company issued press releases announcing the pricing and closing of the Offering, which have been filed as Exhibits 99.1and 99.2, respectively, to this Current Report on Form 8-K.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the underwriters for losses or damages arising out of or in connection with the offering, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

Pursuant to the Underwriting Agreement, the Company also agreed to issue to the Underwriter warrants (the “Underwriter’s Warrants”) to purchase up to a total of 155,100 shares of Common Stock (6% of the shares of Common Stock sold in the Offering). The Underwriter’s Warrants are exercisable at $6.1875 per share of Common Stock and have a term of five years. The Underwriter’s Warrants are subject to a lock-up for 180 days from the commencement of sales in the Offering, including a mandatory lock-up period in accordance with FINRA Rule 5110(e), and will be non-exercisable for six (6) months after December 12, 2021. A copy of the form of the Underwriter’s Warrant has been filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

A copy of the Underwriting Agreement has been filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors or the public to obtain factual information about the current state of affairs of the Company.

The total expenses of the Offering are estimated to be approximately $450 thousand, which included the Underwriter’s expenses relating to the Offering.

On December 27, 2021, the Company also entered into a Warrant Agency Agreement dated as of December 27, 2021 with Continental Stock Transfer & Trust Company (“Warrant Agency Agreement”), pursuant to which Continental Stock Transfer & Trust Company agreed to act as transfer agent with respect to the Warrants. A copy of the Warrant Agency Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The final prospectus relating to the Offering has been filed with the SEC and is available on the SEC’s web site at http://www.sec.gov. Copies of the final prospectus relating to the offering may be obtained from the above-mentioned SEC website or from Maxim Group LLC, 300 Park Avenue, 16th Floor, New York, NY 10022, Attention: Syndicate Department, or via telephone at (212) 895-3745.

The foregoing summary of the terms of the Underwriting Agreement, Warrant Agency Agreement (including the Warrants) and the Underwriter’s Warrant are subject to, and qualified in their entirety by reference to, copies of the Underwriting Agreement, Warrant Agency Agreement (including the Warrants) and the Underwriter’s Warrant that are filed as exhibits to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Offering, the Common Stock and Warrants began trading on The Nasdaq Capital Market on December 22, 2021 under the symbols “NXGL” and “NGGLW,” respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated December 21, 2021 by and between NexGel, Inc. and Maxim Group LLC.
4.1	Underwriter Warrant dated December 27, 2021 issued to Maxim Group LLC.
10.1	Warrant Agency Agreement dated December 27, 2021 by and between NexGel, Inc. and Continental Stock Transfer & Trust Company.
99.1	Press release issued December 21, 2021.
99.2	Press release issued December 27, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2021

NEXGEL, INC.

By:	/s/ Adam Levy
Adam Levy
Chief Executive Officer